Rule 497(d)




                                    FT 624

           New York Municipal Income Closed-End Portfolio, Series 2

                Supplement to the Prospectus dated April 4, 2002



Notwithstanding anything to the contrary in the Prospectus, all shares of Dreyfus New York Tax Exempt Bond Fund, Inc. (Ticker: DRNYX) received by the Trust pursuant to a merger with Dreyfus New York Municipal Income Fund, Inc. (Ticker: DNM), have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.




March 21, 2005